                                                                    EXHIBIT 10.3

              AUGUST 2000 AMENDMENT TO LOAN AND SECURITY AGREEMENT [DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc.]


     THIS AUGUST 2000 AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 10th day of August, 2000, to be effective as of the respective date herein indicated, by and between DXP ACQUISITION, INC., D/B/A STRATEGIC ACQUISITION, INC., a Nevada corporation ("Borrower"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender").

                                    RECITALS

     A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of June 16, 1997 (as amended, the "Loan Agreement").

     B. Borrower and Lender desire to amend the Loan Agreement and the other Loan Documents as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

     Effective as of the respective date herein indicated, the Loan Agreement is hereby amended as follows:

     2.01 ADDITION OF A NEW SECTION 2.6. Effective as of the date of execution of this Amendment, a new Section 2.6 Audit and Appraisal Fees; Annual Servicing Fee is added to the Loan Agreement to read as follows:

          "2.6 Audit and Appraisal Fees; Annual Servicing Fee. Borrower shall reimburse Lender for all reasonable out-of-pocket costs and expenses incurred by Lender in connection with audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate. In connection with any audit by Lender of Borrower's books and records and/or of the books and records of Sepco, Bayou, and American MRO and/or of Pelican, Borrower shall also pay Lender an aggregate per diem fee of Six Hundred Fifty Dollars ($650). All such out-of-pocket costs, fees and expenses shall be payable on demand."



AUGUST 2000 AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 1

     2.02 AMENDMENT TO SECTION 3.3(A). Effective as of the date of execution of this Amendment, Section 3.3(A) of the Loan Agreement is hereby amended by deleting therefrom the reference to the date "April 1, 2001" and substituting therefor the date "July 1, 2001."

     2.03 AMENDMENT AND RESTATEMENT OF SECTION 3.3(D) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 3.3(D) of the Loan Agreement is amended and restated to read in its entirety as follows:

          "At the effective date of any termination of this Agreement, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under this Agreement and any of the Other Agreements), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 0.5% of the highest of the Average Monthly Loan Balances outstanding pursuant to Section 2.1 during the twelve month period ending on the date of termination. If termination occurs on the last day of the Original Term or the last day of any Renewal Term, no termination charge shall be payable."

                                   ARTICLE III
                                    NO WAIVER

     3.01 Borrower has informed Lender that Borrower has violated the financial covenants contained in Sections 9.3(A), (B), (C) and (D) of the Loan Agreement for the relevant fiscal period ending June 30, 2000, and has requested that Lender waive such violations. Subject to the satisfaction of the conditions precedent set forth in Section 4.01 of this Amendment and to the other terms, conditions and provisions of this Amendment, the Lender hereby waives each of the above-described Sections of the Loan Agreement; provided, however, that the waiver described in this Section 3.01 of this Amendment is strictly limited to the Sections of the Loan Agreement described above and to the specific occurrences described above. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreement, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

          (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Lender:

               (i) This Amendment, duly executed by Lender, together with the relevant Consent, Ratification, and Amendment, respectively duly executed by Sepco Industries,


AUGUST 2000 AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 2

          Inc., Bayou Pumps, Inc., American MRO, Inc., Pelican State Supply Company, Inc. and DXP Enterprises, Inc.; and

               (ii) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

          (b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

          (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (f) Borrower has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement.


AUGUST 2000 AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 3

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

     6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.


AUGUST 2000 AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 4

     6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


              [The Remainder of this Page Intentionally Left Blank]


AUGUST 2000 AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 5

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                   "BORROWER"

                                   DXP ACQUISITION, INC.,
                                   D/B/A STRATEGIC ACQUISITION, INC.

                                   By:
                                          -------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                          -------------------------------------


                                   "LENDER"

                                   FLEET CAPITAL CORPORATION

                                   By:
                                          -------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                          -------------------------------------


ANNEXES:

A-1  - Certified Resolutions of DXP Acquisition, Inc., d/b/a Strategic
       Acquisition, Inc.


AUGUST 2000 AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 6

                                    ANNEX A-1

                            CERTIFIED RESOLUTIONS OF
                             DXP ACQUISITION, INC.,
             D/B/A STRATEGIC ACQUISITION, INC.'S BOARD OF DIRECTORS

     RESOLVED: That any officer of DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., a Nevada corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Loan and Security Agreement by and between the Corporation and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed August 2000 Amendment to Loan and Security Agreement to be executed by Corporation and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other Loan Documents, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

     FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

     FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

     FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

     FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.

                                  CERTIFICATION

     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

     DATED: August ____, 2000.

                                       ----------------------------------------
                                       [Assistant] Secretary of the Corporation


CONSENT AND RATIFICATION TO
August 2000 Amendment to Loan and Security - Page 1

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned, SEPCO INDUSTRIES, INC., has executed that certain Continuing Guaranty Agreement, dated June 16, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and between DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.

                                         SEPCO INDUSTRIES, INC.


                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------

CONSENT AND RATIFICATION TO
August 2000 Amendment to Loan and Security - Page 2

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned, AMERICAN MRO, INC., has executed that certain Continuing Guaranty Agreement, dated June 16, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and between DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.

                                    AMERICAN MRO, INC.


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------


CONSENT AND RATIFICATION TO
August 2000 Amendment to Loan and Security - Page 3

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned, BAYOU PUMPS, INC., has executed that certain Continuing Guaranty Agreement, dated June 16, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and between DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.

                                       BAYOU PUMPS, INC.


                                       By:
                                              ---------------------------------
                                       Name:
                                              ---------------------------------
                                       Title:
                                              ---------------------------------


CONSENT AND RATIFICATION TO
August 2000 Amendment to Loan and Security - Page 4

                      CONSENT, RATIFICATION, AND AMENDMENT

     The undersigned, PELICAN STATE SUPPLY COMPANY, INC., has executed that certain Continuing Guaranty Agreement, dated June 16, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and between DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.

                                      PELICAN STATE SUPPLY COMPANY, INC.


                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------



CONSENT AND RATIFICATION TO
August 2000 Amendment to Loan and Security - Page 5

                       CONSENT, RATIFICATION AND AMENDMENT


     The undersigned, DXP ENTERPRISES, INC., has executed (x) that certain Continuing Guaranty Agreement, dated June 16, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), and (y) that certain Stock Pledge Agreement, dated as of June 16, 1997, executed by the undersigned and Fleet (the "Security Agreement"). The undersigned hereby (i) consents and agrees to the terms of the August 2000 Amendment to Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and between DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each of the Guaranty and the Security Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations", as such term is used in the Guaranty, and some, but not all, of the "Secured Obligations", as such term is used in the Security Agreement, (b) each of the Guaranty and the Security Agreement is an "Other Agreement", as such term is defined in the Loan Agreement, (c) neither the Guaranty nor the Security Agreement is, as of the date hereof, subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty or under the Security Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty or as debtor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

     Dated: August ____, 2000.

                                       DXP ENTERPRISES, INC.


                                       By:
                                              ---------------------------------
                                       Name:
                                              ---------------------------------
                                       Title:
                                              ---------------------------------


CONSENT AND RATIFICATION TO
August 2000 Amendment to Loan and Security - Page 6